SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report: (Date of earliest event reported)           February 15, 2000


                                  Cortech, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of Incorporation)


        0-22018                                           84-0894091
 ----------------------                      ----------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
          ------------------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)


                                  908-234-1881
               --------------------------------------------------
              (Registrant's Telephone Number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
         (Former name or former addresses, if changed since last report)

Item 5. Other Events
--------------------


     On February 15, 2000, the Vice Chancellor of the Court of Chancery of the State of Delaware in and for New Castle County, signed a Scheduling Order For Approval of Settlement of a previously filed and amended complaint. The complaint was brought by a stockholder of the Company as (i) a proposed class action on behalf of all the Company's stockholders and (ii) derivative in the right of the Company, against the members of Cortech's former board of directors.

     As more fully explained in Exhibit 99.1 attached and incorporated hereto and incorporated herein its entirety by this reference, is the Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing and Right to Appear.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(c)     Exhibits

Item    Exhibit
----    -------

99.1    Notice  of  Pendency  of  Derivative  Action,  Proposed   Settlement  of
        Derivative  Action, Settlement Hearing and Right to Appear.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CORTECH, INC.


                                                  By: /s/ John W. Galuchie, Jr.
                                                      --------------------------
                                                  Name:  John W. Galuchie, Jr.
                                                  Title: President

Dated: February 23, 2000